Exhibit 10.22
SIDE LETTER AMENDMENT AGREEMENT
This Side Letter Amendment Agreement (this “Agreement”) is made as of October 19, 2021 (“Effective Date”), by and between NerdWallet, Inc., a Delaware corporation (the “Company”) and Innovius Capital Sirius I, L.P. (each, a “Party” and collectively, the “Parties”) (the “Investor,” and together with the Company, the “Parties” and each a “Party”).
WHEREAS, the Parties have entered into that certain Letter Agreement between the Investor and the Company in connection with the Investor’s purchase of the Company’s Class A Common Stock, dated July 17, 2020 (the “Original Side Letter”), and as amended on November 18, 2020 (the “Amendment”), by and among the Parties (the Original Side Letter and the Amendment are referred to collectively as the “Side Letter”);
WHEREAS, the Company has filed a registration statement on Form S-1 with the Securities and Exchange Commission in connection with the initial public offering of the Company’s shares of Class A Common Stock (the “Initial Offering”); and
WHEREAS, the Parties desire to amend the Side Letter as set forth herein in order to facilitate the consummation of the Initial Offering effective and contingent upon the closing of the Initial Offering.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.   Amendments to the Side Letter.
a.    Sections 2(b) and 3. The Parties hereby agree that Subsection 2(b) and Section 3 of the Original Side Letter and Section 2 of the Amendment are hereby terminated, effective and contingent upon the closing of the Initial Offering.
2.   Amendment. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.
3.   Successors and Assigns. The terms of this Agreement are binding upon and inure to the benefit of the Parties and their respective parents, affiliates, subsidiaries, officers, directors, partners, employees, heirs, conservators and permitted successors, devisees and assigns.
4.   Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.
5.  Severability. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, then the validity of any other provision and of the entire Agreement shall not be affected thereby.
6.   Continuing Effect. Except as otherwise set forth in this Agreement, all terms and conditions of the Side Letter will remain in full force and effect. The Side Letter, including the exhibits, schedules, documents and instruments referred to in the Side Letter, as amended by this Agreement, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter of the Side Letter and of this Agreement.
7.   Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Side Letter Amendment Agreement as of the date first written above.

NERDWALLET, INC.

By:	/s/ Tim Chen

Name:	Tim Chen

Title:	Chief Executive Officer
SIGNATURE PAGE TO SIDE LETTER AMENDMENT AGREEMENT

IN WITNESS WHEREOF, the Parties have executed this Side Letter Amendment Agreement as of the date first written above.

INNOVIUS CAPITAL SIRIUS I, L.P.

By:	/s/ Justin Moore

Name:	Justin Moore

Title:	Managing Director
SIGNATURE PAGE TO SIDE LETTER AMENDMENT AGREEMENT